UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 10, 2015

Date of Report (Date of earliest event reported)

GLUCOSE HEALTH, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-147917	98-0557171
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Easthampton B, West Palm Beach, FL, 33417

(Address of Principal Executive Offices) (Zip Code)

(888) 987-6315

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS, COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS.

On February 10, 2015, Murray Fleming, the Company’s Chief Executive Officer was appointed the Company’s Chief Financial Officer. Mr. Fleming replaces James Hodge the Company’s Interim Chief Financial Officer. Mr. Hodge will remain the Company’s Chairman of the Board of Directors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLUCOSE HEALTH, INC.

Date: February 12, 2015	By:	/s/ Murray Fleming
Murray Fleming
Chief Executive Officer